EXHIBIT 32.2

CERTIFICATION

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of CHINA VOIP & DIGITAL TELECOM INC., a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the period ended June 30, 2010 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to CHINA VOIP & DIGITAL TELECOM INC. and will be retained by CHINA VOIP & DIGITAL TELECOM INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 19, 2010	/s/ Li Kunwu
Li Kunwu, Chief Financial Officer